Susquehanna Bancshares, Inc. Investor Presentation 2nd Quarter 2013 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding priorities and strategic objectives of
Susquehanna Bancshares, Inc., as well as projected capital ratios, efficiency ratios, net income and earnings. We encourage investors to understand forward-looking statements to be strategic objectives rather than absolute
targets of future performance.   We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended
March 31, 2013. Susquehanna assumes no obligation to update the forward-
looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Who is Susquehanna?
Who is Susquehanna?
Corporate Overview
Super-community bank headquartered in
Lititz, PA
261 banking offices concentrated in Central
PA, Western MD, and Philadelphia and
Baltimore MSAs
37 largest U.S. commercial bank by assets
and 2  largest headquartered in PA
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources
Non-bank affiliates offering products and
services in:
Wealth management
Insurance brokerage and employee benefits
Commercial finance
Vehicle leasing
Selected Data as of 3/31/2013
Assets: $18.0 billion
Deposits: $12.7 billion
Loans & Leases: $13.0 billion
Assets under management $7.9 billion
and administration:
Market Cap: >$2.1 billion*
Average daily volume (3 months) >1 million shares
Institutional ownership > 70%
Dividend yield 2.80%**
NASDAQ Listed SUSQ
* Based on closing price on May 3, 2013
**Based on 1Q12 dividend of $.08 per share

th
nd

Uniquely Positioned
Uniquely Positioned
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2012; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV
Traditional branches only, as defined by SNL

Rank Institution Branch Count
Total Deposits
in Market
($000)
Total Market
Share (%)
1 Wells Fargo & Co. 373 41,021,142 15.3%
2 PNC Financial Services Group Inc. 357 27,078,388 10.1%
3 Bank of America Corp. 224 25,599,340 9.5%
4 M&T Bank Corp. 292 23,873,751 8.9%
5 Toronto-Dominion Bank 164 19,136,622 7.1%
6 Royal Bank of Scotland Group Plc 177 17,058,543 6.3%
7 Susquehanna Bancshares Inc. 262 12,569,634 4.7%
8 Fulton Financial Corp. 187 9,428,543 3.5%
9 Banco Santander SA 176 8,654,240 3.2%
10 National Penn Bancshares Inc. 110 5,622,573 2.1%
11 BB&T Corp. 68 4,051,430 1.5%
12 Beneficial Mutual Bancorp Inc. (MHC) 61 3,645,268 1.4%
13 First Niagara Financial Group Inc. 63 2,684,122 1.0%
14 Metro Bancorp Inc. 33 2,106,159 0.8%
15 Citigroup Inc. 26 2,015,670 0.8%
Total (1-15) 2,573 204,545,425    76.1%
Total (1-248) 3,970 268,686,154    100.0%
Deposit Market Share: Counties of Operation
Top 3 market share in 12
counties
Top 5 market share in half the
MSAs where we do business
Largest locally based
community bank
Increased share in 14 out of
22 MSAs from 2011 to 2012
Significant opportunities exist
to gain market share

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities

1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Core Deposit Growth
Commercial and Consumer
Loan Growth
Expand Fee Income as a % of
Total Revenue
Differentiated Customer
Experience
Elevate Employee Engagement
Focus for 2013
Focus for 2013

Technology and mobile delivery
Retail and commercial products
enhancements
Enhance C&I talent and capacity
Increase cross-sell
Talent and leadership
development
Process review and
improvements
Objectives Selected Initiatives

1st Quarter 2013 Highlights
1st Quarter 2013 Highlights
GAAP EPS of $0.23
Increase of 64% from $0.14 in 1Q12
Steady organic loan growth
Commercial loans increased 1.7% linked quarter, 10.7% YOY
Consumer loans increased 2.0% linked quarter, 10.8% YOY
Construction loans decreased by 8.1% linked quarter, 21.6% YOY
Total loans and leases grew 0.8% linked quarter, 3.8% YOY
Continued core deposit growth
Core deposits grew 1.1% linked quarter, 5.7% YOY
Strong net interest margin
1Q 2013 net interest margin of 3.97%
Solid credit quality metrics
NPAs at 0.97% of loans, leases and foreclosed real estate
Strong coverage ratio with allowance representing 171% of nonaccrual loans and leases

Commercial, financial and agricultural, 20%
Real estate - construction 15%
Leases, 5%
Consumer, 5%
Real estate secured - residential, 25%
Real estate secured - commercial, 30%

Real estate – construction 6%
Leases, 8%
Commercial, financial and agricultural, 18%
Consumer, 7%
Real estate secured - commercial, 30%
Real estate secured - residential, 31%

Momentum:
Loan Growth
Total Loans 12/31/2007 Total Loans 3/31/2013

$8.8 Billion
$13.0 Billion
Organic Loan CAGR:
3.3%
Strong Loan Growth Momentum
Total loans and leases grew 3.8% since March 31, 2012
1Q 2013 loan and lease originations were up 35% from 1Q 2012

Susquehanna

2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Asset Quality Continues to Improve 9 Net Charge-Offs / Average Loans & Leases (%) NPAs / Loans & leases + foreclosed real estate (%) ALLL / Nonaccrual loans & leases (%) 99 171 0.62 1.33 2.26 0.97

PENNSYLVANIA
NEW JERSEY
MARYLAND
New York City
Harrisburg
Philadelphia
Baltimore
Washington D.C.

Positioned For Further Growth

Pennsylvania Market
Delaware Valley Market Maryland Market
Includes Baltimore and four of the
nation’s 45 most-affluent counties
including no. 5, Howard County.
Growth opportunities fueled by world-
leading education, health care and
research institutions, as well as major
federal agencies and contractors.
The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 13 counties  comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
Foundation for growth with stable
commercial and retail banking base
providing ample deposits.
Home to distribution hubs for global
retailers, manufacturers and
distributors serving Northeast and
Mid-Atlantic markets.
Includes Philadelphia and
the state’s four most-affluent
counties.
Growth opportunities fueled by
world-leading education, health
care and research institutions.

Market Opportunity
Market Opportunity

HOME MARKET: METRO GROWTH MARKETS:
Central PA Philadelphia Baltimore
2007 2012 2012 2012
Total Deposits $55.5 B $65.3 B
18% Growth
$128.5 B $63.0 B
in Current Market
SUSQ Deposits $2.2 B $5.9 B
170% Growth
$3.0 B $1.2 B
Rank/Market Share #9 / 3.9% #5 / 9.0% #8 / 2.4% #7 / 1.9%
Primary Competitors PNC, M&T, Fulton TD, RBS, PNC M&T, PNC, BB&T
Median Household Income $50,976 $58,051 $62,687
Estimated Household Income 19.7% 23.1% 22.8%
Growth from 2011-2016
Population 3.6 M 3.7 M 3.5% Growth 5.3 M 2.7 M
Estimated Population 3.1% 1.8% 2.3%
Growth from 2011-2016
# of Businesses with 135,105 222,902 102,402
< $10M in Sales
1  Source: FDIC Deposit Market Share Report
2 Source: SNL, ESRI.  Household Income data reported for Philadelphia and Baltimore metro markets represents Philadelphia-Camden-Wilmington and Baltimore-Towson MSAs, respectively
3 Source: SNL, ESRI
4 Source: The Nielsen Company
5  16 counties comprising Susquehanna’s Pennsylvania Market. Please refer to the market definitions set forth in the “Additional Materials” slides at the conclusion of this presentation.
6 Philadelphia Metro = Bucks, Burlington, Camden, Chester, Delaware, Gloucester, Montgomery and Philadelphia counties
7 Baltimore Metro = Anne Arundel, Baltimore, Baltimore (City), Carroll, Harford and Howard counties
6
7
5
1
2
2
3
4

0.94%
4.10%
3.94%
3.92%
4.06%
3.97%
3.60%
3.62%
3.62%
3.52%
0.70%
3.36%
1Q12
2Q12
3Q12
4Q12
1Q13
SUSQ NIM
Peer NIM
SUSQ Cost of Funds

Momentum:
Defending Net Interest Margin
Momentum:
Defending Net Interest Margin

Active Balance Sheet Management
Focus on core deposit growth
FHLB debt prepayment (4Q 2011)
Trust preferred and sub debt redemption
(3Q/4Q 2012)
Countering the Headwinds
Increase low cost core deposits
$400+ million in high rate CD’s maturing in 2013
Additional opportunities to reduce funding costs
may still exist
*
Peer company information is average of peer data per SNL Financial.  Identification of peer companies is included in the “Additional Materials” at the conclusion of this presentation.

Susquehanna

Time < $100K, 31%
Demand Deposits, 14%
Interest-bearing demand, 32%
Time of $100K or more, 15%
Savings, 8%

Time < $100K, 17%
Demand Deposits, 15%
Time of $100K or more, 12%
Interest-bearing demand, 47%
Savings, 9%

Strong Core Deposit Growth
Strong Core Deposit Growth

$8.9 Billion $12.7 Billion
Organic Core Deposit CAGR:
7.8%
Total Deposits 12/31/2007
Total Deposits 3/31/2013
Strong Core Deposit Growth Momentum
Core deposits now account for 71% of total deposits
Core deposit growth of 5.7% since March 31, 2012
Cost of deposits decreased from 2.86% for 4Q 2007 to 0.52% for 1Q 2013

Diversified fee revenue streams

Momentum in revenue from mortgage, capital markets and vehicle leasing

Commercial lending and core deposit growth initiatives support fee income growth

Growth opportunities exist in mortgage, wealth management and insurance

Momentum:
Growing Fee Revenue
Momentum:
Growing Fee Revenue

March 31, December 31, March 31,
2012 2012 2013
Service charges on deposit accounts 7,674 $   9,158 $         8,672 $
Vehicle origination and servicing fees 1,924      3,746            3,354
Wealth management commisions and fees 11,602    11,882          12,390
Commisions on property and casualty insurance sales 5,058      3,749            4,542
Other comissions and fees 4,643      6,680            5,237
Income from bank-owned life insurance 1,472      1,603            1,850
Mortgage banking revenue 3,513      4,835            4,110
Fee Revenue ($000) - Quarter Ending

$215,000
$195,000
$175,000
$155,000
$135,000
$115,000
$95,000
$75,000
61.93%
60.21%
58.98%
60.96%
60.17%
1Q12
2Q12
3Q12
4Q12
1Q13
($000)
Total Revenue
Total Noninterest Expense
Efficiency Ratio

Momentum:
Efficiency Focus Benefits Core Performance

Successfully lowered efficiency ratio from 66.83% for 2011 to 60.37% for 2012
Achieved desired cost savings of $58 million from acquisitions and core
Susquehanna operations
Opportunity exists to optimize delivery model, including planned investments in technology and web/mobile banking
*Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt.  Please refer to the calculations on the slides titled “Non-GAAP Reconciliation” at the conclusion of this presentation.

Momentum:
Capital Generation and Returns
Momentum:
Capital Generation and Returns
Capital ratios remain strong
•
Support continued organic growth
•
Position for changing regulatory landscape
•
Increase quarterly cash dividends to shareholders
•
Consider strategic M&A opportunities

Tangible
Common
Equity
Tier 1
Common /
RWA
Tier 1
Leverage
Tier 1
Risk-Based
Total
Risk-Based
Mar. 31, 2012 8.22% 10.20% 9.23% 11.34% 12.88%
Management
Minimum
Target
7.50% 8.00% 6.00% 9.50% 11.50%
1 The tangible common equity ratio is a non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled
“Non-GAAP Reconciliation” at the conclusion of this presentation.
1
Capital generation has benefited from leading ROATE and 30-35%
dividend payout ratio
Growing capital strength ensures ability to execute on capital allocation priorities

Earnings Power Drives Returns

Susquehanna

Earnings and Dividends

Diluted EPS (GAAP)
Dividends Declared
$0.14
$0.20
$0.20
$0.23
$0.23
$0.03
$0.05
$0.06
$0.07
$0.07
$0.08
35% Payout Ratio
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

ROATE[1]

8.36%
13.23%
12.41%
14.01%
13.87%
1Q12
2Q12
3Q12
4Q12
1Q13

ROAA

0.58%
0.85%
0.81%
0.95%
0.95%
1Q12
2Q12
3Q12
4Q12
1Q13

17

Building on Momentum
Building on Momentum
Regional structure that empowers local community bankers with the authority, incentives and products they need to drive loan growth, particularly in consumer lending and small business and middle-market banking
Peer leading net interest margin to be defended by further
improving funding costs, including continued core deposit
growth, and ongoing active balance sheet management
Growing fees as a percentage of total revenues by investing in non-bank businesses, building full client relationships and
maximizing significant untapped cross-sell potential
Committed to continuous delivery model improvement, after
streamlining expense structure and improving efficiency in 2012
Strong capital position and focus on growing returns enhances ability to execute on organic and strategic growth opportunities

1.
Take share, drive
organic loan growth
2.
Defend Margin
3.
Grow fee revenue
4.
Maintain efficiency
5.
Accelerate capital
generation and returns
Opportunity
Susquehanna

Additional Materials

Susquehanna

William Reuter

Chairman and CEO39years banking experience, including 23 years with Susquehanna

Drew Hostetter

Chief Financial Officer

30 years banking experience, including 18 years with Susquehanna

Michael Quick

Chief Corporate Credit Officer

42 years banking experience, including 21 years with Susquehanna

Gregory Duncan

Chief Operating Officer

29 years banking experience, including 22 years with Susquehanna

Andrew Samuel

Chief Revenue Officer

28 years banking experience, including 1 year with Susquehanna

Mike Harrington

Treasurer

26 years banking experience, including 1 year with Susquehanna

Executive Leadership Team Executive Leadership Team 20

Critical Mass in Attractive Markets
Critical Mass in Attractive Markets
1   The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 13 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
2 Company data as of 3/31/13.  Percentages based on internal company  commercial and retail market allocations.  Excludes leases and tax free loans and brokered and inter-company deposits.
3 FDIC June 30 deposit market share data as reported by SNL Financial for the counties comprising each of the company’s three markets.
4 U.S. Census Bureau’s American Community Survey of median household income by county
Pennsylvania Market

Susquehanna Bank Market
1
Pennsylvania Delaware
Valley
Maryland
Branches 119 76 66
Loans as % of total 48% 23% 29%
Deposits as % of total 43% 30% 27%
Deposit market share (rank)
9.0%
(5
th
)
2.7%
(8
th
)
4.5%
(6
th
)
7.6%
(6
th
)
1.3%
(9
th
)
3.8%
(6
th
)
3.9%
(9
th
)
1.2%
(12
th
)
4.2%
(7
th
)
Foundation for growth with stable
commercial and retail banking base
providing ample deposits.
Home to distribution hubs for global retailers,
manufacturers and distributors serving
Northeast and Mid-Atlantic markets.
Includes Philadelphia and the state’s four
most-affluent counties.
4
Growth opportunities fueled by world-leading
education, health care and research institutions.
Includes Baltimore and four of the nation’s
45 most-affluent counties including no. 5,
Howard County.
4
Growth opportunities fueled by world-leading
education, health care and research institutions,
as well as major federal agencies and
contractors.
2
2
3
2012
2011
2007
Maryland Market
Delaware Valley Market

1st Quarter 2013 Financial Highlights
1st Quarter 2013 Financial Highlights
(Dollars in thousands, except earning per share data)
3/31/2013 12/31/2012 3/31/2012
Balance Sheet:
Loans and Leases 12,999,703 $  12,894,741 $  12,521,669 $
Deposits 12,691,432 $  12,580,046 $  12,563,541 $
Income Statement:
Net interest income 149,206 $       155,304 $       134,123 $
Pre-tax pre-provision income * 74,121 $         75,262 $         64,762 $
Provision for loan and lease losses 12,000 $         13,000 $         19,000 $
GAAP Net Income 42,399 $         43,174 $         23,474 $
GAAP EPS 0.23 $             0.23 $             0.14 $
Quarterly Performance Highlights

* Core: Excludes merger-related expenses, net gain on acquisition and loss on extinguishment of debt

Quarterly Loan and Lease
Originations
Quarterly Loan and Lease
Originations
Average Balance*
($ in Millions)   Balance Originations   Balance Originations   Balance Originations   Balance Originations   Balance Originations
Commercial
1,708 $       115 $               1,847 $       206 $               1,870 $       167 $               1,898 $       226 $               1,996 $   224 $
Real Estate - Const & Land
863             95                      936             74                      899             101                  859             92                      797          137
Real Estate - 1-4 Family Res 2,033          68                      2,262          101                  2,279          86                      2,274          72                      2,266       57
Real Estate - Commercial 3,872          191                  4,350          110                  4,315          121                  4,276          136                  4,295       206
Real Estate - HELOC
1,013          52                      1,128          88                      1,169          93                      1,209          89                      1,235       113
Tax-Free
346             53                      379             22                      390             55                      430             4                        427          3
Consumer Loans
736             96                      764             116                  794             110                  810             104                  820          114
Commercial Leases
287             76                      306             79                      299             81                      289             85                      287          78
Consumer Leases 367             43                      376             65                      424             86                      512             167                  644          138
VIE
187             -                   180             -                   173             -                   168             -                   162          -
Total
11,412 $     789 $               12,528 $     862 $               12,612 $     900 $               12,725 $     975 $               12,929 $ 1,070 $
1Q13 4Q12 3Q12 2Q12 1Q12

*By collateral type

Loan Mix & Yield
Loan Mix & Yield

*By collateral type
$ in millions
Avg Bal QTR*
INT % QTR
Commercial
$  1,708 5.24% $  1,847 5.43% $  1,870 5.31% $  1,898 5.35% $  1,996 5.28%
Real Estate - Const & Land 863 5.60% 936 5.66% 899 5.64% 859 5.90% 797 6.05%
Real Estate - 1-4 Family Res 2,033 5.27% 2,262 5.26% 2,279 5.03% 2,274 4.97% 2,266 4.91%
Real Estate - Commercial 3,872 5.46% 4,350 5.78% 4,315 5.60% 4,276 5.51% 4,295 5.43%
Real Estate - HELOC 1,013 3.98% 1,128 3.81% 1,169 3.82% 1,209 3.74% 1,235 3.68%
Tax-Free 346 5.60% 379 5.45% 390 5.40% 430 5.47% 427 5.10%
Consumer Loans 736 5.33% 764 5.21% 794 5.02% 810 4.95% 820 4.77%
Commercial Leases 287 7.98% 306 7.72% 299 7.48% 289 7.50% 287 7.56%
Consumer Leases 367 4.73% 376 4.60% 424 4.30% 512 4.11% 644 3.88%
VIE 187 4.47% 180 4.46% 173 4.42% 168 4.39% 162 4.36%
Total Loans $11,412 5.29% $12,528 5.33% $12,612 5.23% $12,725 5.18% $12,929 5.03%
1Q13 4Q12 3Q12 2Q12 1Q12

CRE and Construction Composition

At March 31, 2013
Industrial/Manufacturing, 2%
Recreational, 1%
Multi-Family, 5%
Commercial Construction,
5%
Mixed Use, 5%
Hotels - Motels, 6%
Warehouse, 6%
Land, 7%
Residential, 9%
Other, 13%
Service, 9%
Retail, 15%
Office, 17%

$145
$135
$125
$115
$105
$95
$85
$75
$133
$127
$118
$98
$103
1Q12
2Q12
3Q12
4Q12
1Q13

$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$72
$67
$57
$68
$66
1Q12
2Q12
3Q12
4Q12
1Q13

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
($ in million) 1Q12 2Q12 3Q12 4Q12 1Q13
NPL's Beginning of Period 156.5 $   133.5 $ 127.3 $ 118.4 $ 97.8 $
New NonAccruals 22.3         34.5      17.3      19.0      23.1
Cure/Exits/Other (28.8)        (16.8)     (6.2)       (21.5)     1.5
Gross Charge-Offs (11.0)        (17.3)     (15.8)     (15.4)     (15.5)
Transfer to OREO (5.5)          (6.6)       (4.2)       (2.7)       (3.5)
NPL's End of Period 133.5 $   127.3 $ 118.4 $ 97.8 $   103.4 $

Non Accruals
TDRs

$500
$450
$400
$350
$300
$250
$200
$453
$388
$415
$388
$403
1Q12
2Q12
3Q12
4Q12
1Q13

$650
$600
$550
$500
$450
$400
$350
$612
$591
$539
$530
$533
1Q12
2Q12
3Q12
4Q12
1Q13

$90
$80
$70
$60
$50
$40
$30
$65
$36
$63
$80
$59
1Q12
2Q12
3Q12
4Q12
1Q13

$12
$11
$10
$9
$8
$7
$6
$5
$4
$10
$11
$8
$8
$6
1Q12
2Q12
3Q12
4Q12
1Q13

Asset Quality ($ in Millions) Asset Quality ($ in Millions) 27 Past due 90 days or more Past Due 30-89 days OAEM Substandard

Investment Securities
Investment Securities
$ in millions
EOP Balance
QTR Yield
Total Investment Securities $2,757 $2,866 $2,908 $2,730 $2,553
Duration (years) 3.6         3.6         3.6        3.6         3.6
Yield 3.09% 2.92% 2.69% 2.59% 2.64%
Unrealized Gain/(Loss) $30.8 $40.8 $61.9 $57.1 $50.6
1Q13 4Q12 3Q12 2Q12 1Q12

Deposit Mix & Cost by Product
Deposit Mix & Cost by Product
$ in millions
Avg Bal QTR
INT % QTR
Demand
$1,688 0.00%
1,922 $   0.00% 1,938 $   0.00% 1,945 $   0.00% 1,918 $   0.00%
Interest Bearing Demand
   4,990 0.46% 5,480 0.39% 5,537 0.35% 5,803 0.33% 5,895 0.32%
Savings       930 0.14% 1,005 0.13% 1,003 0.11% 1,019 0.11% 1,049 0.11%
Certificates of Deposits    3,747 1.29% 4,065 1.13% 4,111 1.17% 3,835 1.21% 3,778 1.21%
Total Interest-Bearing Deposits
$9,667
0.75% 10,550 $ 0.65% 10,651 $ 0.64% 10,657 $ 0.62% 10,722 $ 0.62%
Core Deposits/Total
Loans(excluding VIE)/Deposits 99.0%
1Q12
67.0%
98.9%
3Q12
67.3%
98.8%
2Q12
67.4%
1Q13
70.1%
101.0%
4Q12
69.6%
99.6%

Borrowing Mix & Cost
Borrowing Mix & Cost

$ in millions
Avg Bal QTR
INT % QTR (excludes SWAP expense)
Short-Term Borrowings $   642 0.27% $   726 0.29% $   749 0.28% $   811 0.26% $   817 0.25%
FHLB Advances 985 0.21% 1,082 0.33% 1,073 0.35% 1,167 0.36% 1,155 0.33%
Long Term Debt 674 5.11% 686 4.93% 727 4.85% 561 1.19% 509 3.28%
Total Borrowings $2,301 1.66% $2,494 1.58% $2,549 1.62% $2,539 0.51% $2,481 0.91%
Off Balance Sheet Swap Impact
675 0.74% 675 0.70% 675 0.69% 675 0.71% 927 0.73%
Total Borrowing Cost
Avg Borrowings / Avg Total
Assets
14.1%
1Q13
1.64%
13.8%
2.40%
2Q12
2.28%
14.0%
1Q12 4Q12
1.22%
14.1%
3Q12
2.31%
14.1%

Quarterly Fee Revenue
Quarterly Fee Revenue

March 31, June 30, September 30, December 31, March 31,
2012 2012 2012 2012 2013
Service charges on deposit accounts
7,674 $         8,583 $      9,013 $                     9,158 $                    8,672 $
Vehicle origination and servicing fees
1,924             2,226         2,470                        3,746                       3,354
Wealth management commisions and fees
11,602          12,297       11,923                      11,882                     12,390
Commisions on property and casualty insurance sales
5,058             3,930         3,158                        3,749                       4,542
Other comissions and fees
4,643             4,800         5,387                        6,680                       5,237
Income from bank-owned life insurance
1,472             1,631         1,726                        1,603                       1,850
Mortgage banking revenue
3,513             4,343         5,113                        4,835                       4,110
Net realized gain (loss) on sales of securities
385                1,361         31                              (103)                         406
Net impairment losses recognized in earnings
(144)               -             -                             (97)                           (388)
Other
3,388             640            4,840                        2,319                       2,471
Total*
39,515 $       39,811 $    43,661 $                  43,772 $                42,644 $
Noninterest Income ($000)
*Excludes Net realized gain on acquisitions

Earnings Drivers
Earnings Drivers
($000)
1Q12 2Q12 3Q12 4Q12 1Q13
Avg. interest-earning assets
$14,065,583 $15,332,806 $15,537,037 $15,604,029 $15,642,309
Net interest margin (FTE)
3.94% 4.10% 3.92% 4.06% 3.97%
Net interest income $134,123 $152,670 $149,142 $155,304 $149,206
Noninterest income 39,515 39,811 43,661 43,772 42,644
Total revenue 173,638 192,481 192,803 199,076 191,850
Noninterest expense 108,876* 118,157* 115,959* 123,814* 117,729
Pre-tax, pre-provision income 64,762* 74,324* 76,844* 75,262* 74,121
Provision for loan losses 19,000 16,000 16,000 13,000 12,000
Pre-tax income $45,762* $58,324* $60,844* $62,262* $62,121
* Core: Excludes merger-related expenses, net gain on acquisition and loss on extinguishment of debt

2013 Financial Targets
FTE margin 3.90%
Loan growth 5.00%
Deposit growth 6.00%
Non-interest income growth 8.00%
Non-interest expense growth -2.00%
Tax rate 31.00%
Note: The growth percentages included in these financial targets are based upon 2012 reported numbers and not core numbers.

Susquehanna Bank Markets
Susquehanna Bank Markets

Pennsylvania Market:
Adams, PA
Berks, PA
Centre, PA
Cumberland, PA
Dauphin, PA
Lancaster, PA
Lebanon, PA
Lehigh, PA
Luzerne, PA
Lycoming, PA
Northampton, PA
Northumberland, PA
Schuylkill, PA
Snyder, PA
Union, PA
York, PA
Maryland Market:
Allegany, MD
Anne Arundel, MD
Baltimore, MD
Bedford, PA
Berkley, WV
Carroll, MD
Franklin, PA
Fulton, PA
Garrett, MD
Harford, MD
Howard, MD
Washington, MD
Worcester, MD
Delaware Valley Market:
Atlantic, NJ
Bucks, PA
Burlington, NJ
Camden, NJ
Chester, PA
Cumberland, NJ
Delaware, PA
Gloucester, NJ
Montgomery, PA
Philadelphia, PA
Baltimore City, MD

Peer Companies
Peer Companies

Associated Banc-Corp
BancorpSouth, Inc.
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
First Horizon National Corporation
First Niagara Financial Group, Inc.
FirstMerit Corporation
Fulton Financial Corporation
Hancock Holding Company
IBERIABANK Corporation
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Signature Bank
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)

1Q13 4Q12 3Q12 2Q12 1Q12
Efficiency Ratio
Other expense 117,729 $     125,277 $     122,910 $     121,475 $     120,355 $
Less: Merger related expenses 0 (1,054) (1,500) (3,318) (11,479)
Loss on extinguishment of debt 0 (409) (5,451) 0 0
Noninterest operating expense (numerator) 117,729 $     123,814 $     115,959 $     118,157 $     108,876 $
Taxable-equivalent net interest income 153,021 $     159,332 $     152,948 $     156,416 137,837
Other income 42,644 43,772 43,661 39,811 39,515
Denominator 195,665 $     203,104 $     196,609 $     196,227 $     177,352 $
Efficiency ratio 60.17% 60.96% 58.98% 60.21% 61.39%
Tangible Common Ratio
End of period balance sheet data
Shareholders' equity 2,639,489 $  2,595,909 $  2,584,682 $  2,544,730 $  2,512,584 $
Goodwill and other intangible assets
(1)
(1,266,610) (1,263,563) (1,263,361) (1,267,630) (1,268,582)
Tangible common equity (numerator) 1,372,879 $  1,332,346 $  1,321,321 $  1,277,100 $  1,244,002 $
Assets 17,967,174 $ 18,037,667 $ 18,106,730 $ 18,040,009 $ 17,807,026 $
Goodwill and other intangible assets
(1)
(1,266,610) (1,263,563) (1,263,361) (1,267,630) (1,268,582)
Tangible assets (denominator) 16,700,564 $ 16,774,104 $ 16,843,369 $ 16,772,379 $ 16,538,444 $
Tangible common ratio 8.22% 7.94% 7.84% 7.61% 7.52%
(1)
Net of applicable deferred income taxes
The efficiency ratio is a non-GAAP based financial measure.  Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.
The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts.   The most directly comparable GAAP-based
measure is the ratio of common shareholders’ equity to total assets.  In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders’ equity and total assts.  Tangible common equity is then divided by the tangible assets to arrive at the ratio.  Management uses the ratio to assess the strength of our capital position.

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)

1Q13 4Q12 3Q12 2Q12 1Q12
Return on Average Tangible Equity
Income statement data
Net income 42,399 $        43,174 $        36,732 $        37,793 $        23,473 $
Amortization of intangibles, net of taxes at 35% 2,124 2,127 2,169 2,211 1,789
Net tangible income (numerator) 44,523 $        45,301 $        38,901 $        40,004 $        25,262 $
Average balance sheet data
Shareholders' equity 2,614,319 $   2,597,254 $   2,562,092 $   2,537,250 $   2,348,326 $
Goodwill and other intangible assets (1,312,662) (1,311,192) (1,315,071) (1,320,658) (1,132,344)
Tangible common equity (denominator) 1,301,657 $   1,286,062 $   1,247,021 $   1,216,592 $   1,215,982 $
Return on equity (GAAP basis) 6.58% 6.61% 5.70% 5.99% 4.02%
Effect of goodwill and other intangibles 7.29% 7.40% 6.71% 7.24% 4.34%
Return on average tangible equity 13.87% 14.01% 12.41% 13.23% 8.36%
Return on average tangible equity is a non-GAAP based financial measure calculated using non-GAAP based amounts.  The most directly comparable GAAP-based measure is return on average equity.  We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.  Management uses the return on average tangible equity in order to review our core operating results.  Management believes that this is a better measure of our performance.  In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.